UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 11, 2012

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-28385	91-2003490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

133 Summit Avenue, Suite 22 Summit, New Jersey		07901
(Address of Principal Executive Offices)		(Zip Code)

(215) 862-9720

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933, as amended (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 11, 2012, the Registrant gave a presentation at the American College of Rheumatology 2012 Annual Meeting in Washington D.C. with respect to its abstract on the results from its completed PRTX-100 Phase 1b randomized, multiple-dose, dose-escalation study in South Africa of PRTX-100. The abstract is entitled "A Phase 1, Randomized, Double-Blind, Placebo-Controlled Multiple-Dose Study of Intravenous Staphylococcal Protein A in Patients with Active Rheumatoid Arthritis On Methotrexate: Safety, Pharmacokinetics and Efficacy.”

A copy of the Registrant’s presentation is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Presentation at the American College of Rheumatology 2012 Annual Meeting in Washington D.C. on November 11, 2012.

* * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALEX, INC.

Dated: November 12, 2012	By:	/s/ Arnold P. Kling
Arnold P. Kling
President